UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2024

SURF AIR MOBILITY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41759	36-5025592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12111 S. Crenshaw Blvd.

Hawthorne, CA 90250

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 332-5480

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common stock, par value $0.0001 per share	SRFM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed by Surf Air Mobility Inc. (the “Company”) on a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 6, 2024 (the “Prior 8-K”), on March 1, 2024, the Company entered into a security purchase agreement (the “SPA”) with GEM Global Yield LLC SCS (“GEM”) for the private placement to GEM of a mandatory convertible security with a par amount of up to $35,200,000 to be convertible into a maximum of 8,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Shares”).

On August 7, 2024, the Company completed the closing of the private placement. At the closing, the Company issued a mandatory convertible security with a par amount of $35,200,000 (the “Mandatory Convertible Security”). The Mandatory Convertible Security will mature on August 7, 2029, unless earlier converted or redeemed pursuant to the terms set forth in the Mandatory Convertible Security and described in the Prior 8-K. As consideration for GEM’s purchase of the Mandatory Convertible Security, GEM delivered to the Company 6,300,000 of the Common Shares that it had purchased from the Company. In addition, the Company’s ability to take both regular drawdowns of up to $300 million and advance drawdowns of up to $100 million pursuant to the Company’s share subscription facility with GEM and GEM Yield Bahamas Limited, which provides the Company with the option from time to time to direct GEM to purchase a specified number of Common Shares for an aggregate purchase price of up to $400 million, was restored to full capacity. The respective formulas that the Company and GEM used to determine the par amount of the Mandatory Convertible Security and the consideration for GEM’s purchase of the Mandatory Convertible Security are each set forth in the SPA and described in the Prior 8-K.

The Company has filed a registration statement, as amended from time to time, with the Securities and Exchange Commission for the resale by GEM of up to 325,000,000 Common Shares, including up to 8,000,000 Common Shares issuable pursuant to conversion of the Mandatory Convertible Security, and such registration statement has been declared effective.

The foregoing description of the SPA and the Mandatory Convertible Security do not purport to be complete and are qualified in their entirety by reference to the full text of the SPA and the Mandatory Convertible Security, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 4.1, respectively, and incorporated herein by reference.

The full text of the Company’s press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
4.1	Mandatory Convertible Security, dated August 7, 2024, between Surf Air Mobility, Inc. and GEM Global Yield LLC SCS
10.1*

Security Purchase Agreement, dated March 1, 2024, between Surf Air Mobility, Inc. and GEM Global Yield LLC SCS (incorporated by reference to the Company’s Current Report on Form 8-K filed on March 6, 2024)

99.1	Press release dated August 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

*Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SURF AIR MOBILITY INC.

Date: August 9, 2024	By:	/s/ Deanna White
	Name:	Deanna White
	Title:	Interim Chief Executive Officer